Commitments and Contingencies - Evernorth - Annual	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Loss Contingencies
In the normal course of business, the Company may be involved in claims and legal proceedings. The Company records a liability for such matters when it is probable that a loss has been incurred and the amounts can be reasonably estimated. When only a range of possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued. Legal costs associated with these loss contingencies are expensed as incurred. As of December 31, 2025, there were no such matters outstanding.
 Commitments and Contingencies
Loss Contingencies
There have been no material changes to the Company’s commitments and contingencies since December 31, 2025.